UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    October 24, 2006

Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

GEORGIA	33-7591	58-1211925
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2100 East Exchange Place
Tucker, Georgia	30084-5336
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.              Creation of a Direct Financial Obligation.

On October 24, 2006, the Development Authority of Burke County (Georgia) and the Development Authority of Monroe County (Georgia) (collectively, the “Authorities”) issued, on Oglethorpe’s behalf, $238,095,000 in aggregate principal amount of tax-exempt refunding bonds (the “Series 2006 Variable Rate Refunding Bonds”) for the purpose of refunding certain outstanding tax-exempt bonds issued by the Authorities on Oglethorpe’s behalf.  Georgia Transmission Corporation (An Electric Membership Corporation) assumed 100% of Oglethorpe’s obligations with respect to $40,150,000 of the Series 2006 Variable Rate Refunding Bonds.  The Series 2006 Variable Rate Refunding Bonds were issued as variable rate demand bonds and initially bear interest at a commercial paper rate.  Payment of the principal of, and interest on, the Series 2006 Variable Rate Refunding Bonds when due is insured by Ambac Assurance Corporation, and payment of the purchase price of the Series 2006 Variable Rate Refunding Bonds that are tendered but not remarketed will be made from funds under a standby liquidity facility with Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International,” New York Branch.   In connection with the issuance of the Series 2006 Variable Rate Refunding Bonds, Oglethorpe issued separate promissory notes, secured under Oglethorpe’s Mortgage Indenture, that evidence Oglethorpe’s obligations to make payments that correspond to payments due under each series of the Series 2006 Variable Rate Refunding Bonds.  The Series 2006 Variable Rate Refunding Bonds have bullet maturities in 2036, 2038, 2039, 2040 and 2041.

Also on October 24, 2006, the Authorities issued, on Oglethorpe’s behalf, $133,550,000 in aggregate principal amount of tax-exempt refunding bonds (the “Series 2006 Auction Rate Refunding Bonds”) for the purpose of refunding certain outstanding tax-exempt bonds issued by the Authorities on Oglethorpe’s behalf.  The Series 2006 Auction Rate Refunding Bonds were issued initially as 7-day auction rate securities and have an initial interest payment date of November 2, 2006.  Payment of the principal of, and interest on, the Series 2006 Auction Rate Refunding Bonds when due is insured by Ambac Assurance Corporation.  In connection with the issuance of the Series 2006 Auction Rate Refunding Bonds, Oglethorpe issued separate promissory notes, secured under Oglethorpe’s Mortgage Indenture, that evidence Oglethorpe’s obligations to make payments that correspond to payments due under each series of the Series 2006 Auction Rate Refunding Bonds.  The Series 2006 Auction Rate Refunding Bonds have bullet maturities in 2036 and 2037.

[Signatures on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date: October 24, 2006	By	/s/ Thomas A. Smith
Thomas A. Smith
President and Chief Executive Officer